UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): August 17, 2005


                               SERVOTRONICS, INC.
                               ------------------
             (Exact Name of Registrant as Specified in its Charter)


      Delaware                         1-07109                    16-0837866
      --------                         -------                    ----------
(State or Other Jurisdiction    (Commission File Number)         (IRS Employer
      of Incorporation)                                      Identification No.)

                  1110 Maple Street, Elma, New York 14059-0300
                  ---------------------------------------------
          (Address of Principal Executive Offices, including zip code)

                                  716-655-5990
                                  -------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written  communications  pursuant to Rule 425 under the  Securities Act (17
--   CFR 230.425)

     Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
--   240.14a-12)

     Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
--   Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
--   Exchange Act (17 CFR 240.13e-4(c))


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
ITEM 8.01         OTHER EVENTS.

On July 7, 2005, Servotronics, Inc. (the "Company") timely filed a Current Report on Form 8-K to disclose the new employment agreements dated July 1, 2005 between the Company and Dr. Nicholas D. Trbovich, its Chairman, President and Chief Executive Officer and Nicholas D. Trbovich, Jr., its Vice President and a Director. The Company has elected to file the employment agreement as exhibits hereto and such agreements are timely filed for purposes of Item 601 of Regulation S-K.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         The following are filed as exhibits to this Current Report on Form 8-K:

 10(A)(1) Employment contract for Dr. Nicholas D. Trbovich,  Chief Executive
          Officer
 10(A)(4) Employment  contract for Nicholas D. Trbovich,  Jr.,
          Vice President

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 17, 2005

                                             SERVOTRONICS, INC.



                                         By: /s/ CARI L. JAROSLAWSKY
                                             -----------------------------------
                                                 Cari L. Jaroslawsky
                                                 Interim Chief Financial Officer



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